UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 1, 2005

ATP OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-32261	76-0362774

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 Post Oak Place, Suite 200 Houston, Texas		77027

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (713) 622-3311

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 1, 2005, ATP Oil & Gas Corporation, a Texas corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

          (c)     Exhibits

                    99.1     Press release dated November 1, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATP Oil & Gas Corporation

Date: November 1, 2005	By:	/s/ Albert L. Reese, Jr.

Albert L. Reese, Jr.
Chief Financial Officer